Exhibit 99.1

Biodesix Announces Senior Secured Financing Agreement with Perceptive Advisors for Up to $50 Million

$30 million initial funding

$20 million in future revenue milestone-based funding

Strengthens balance sheet and extends runway with five-year interest only period

BOULDER, CO, November 16, 2022 – Biodesix, Inc. (Nasdaq: BDSX), a leading data-driven diagnostic solutions company with a focus in lung disease, today announced that it has obtained a term loan facility for up to $50 million from Perceptive Advisors, a leading healthcare investment firm focused on supporting progress in the life sciences industry by identifying opportunities and directing financial resources toward the most promising technologies in modern healthcare. This debt capital, which is conditioned on the Company raising at least $30 million in gross proceeds through sale of its equity securities, is part of a strategic fund raising effort to strengthen the Company’s balance sheet, reduce near term cash use and enable the continued growth trajectory of the core lung diagnostics business. The proceeds from this debt offering will be used for repayment of existing debt facilities, working capital, and general corporate purposes, including expansion of the commercialization activities for the Company’s five Medicare reimbursed lung diagnostic tests.

“This financing provides Biodesix with significant flexibility and strengthens our balance sheet thereby positioning us to continue building on the growth momentum we have seen the past few quarters,” said Robin Harper Cowie, Chief Financial Officer of Biodesix. “We are pleased to have the support from Perceptive, which is a recognized leader in growth capital financing.”

“Perceptive is delighted to provide capital to support the continued growth of Biodesix’s lung diagnostics portfolio,” said Sam Chawla, Portfolio Manager of Perceptive Advisors. “With a comprehensive set of five Medicare covered tests on the market today that address the diagnostic needs of caregivers and patients across the lung continuum of care, Biodesix represents a unique opportunity to impact the lives of patients. We are excited to collaborate with Biodesix and look forward to participating in the Company’s growth.”

Under the terms of the agreement, Biodesix will receive an initial $30 million funding, subject to closing conditions, including the equity issuance noted above. An additional $20 million will be available in two separate $10 million tranches under the same terms and collateral, subject to certain timelines and other defined criteria that will be subject to the lender’s approval. The credit facility is interest only for the term of the facility, which is five years from the initial funding date. The term loan bears interest at a per annum rate equal to the greater of the forward looking one-month SOFR and 3.00% per annum, plus an applicable margin of 9.00%, payable monthly in arrears. The term loan is secured by a first lien on all Company assets.

In connection with the closing of the initial funding, the Company will issue to Perceptive warrants to purchase up to 5,000,000 shares of the Company’s common stock, with warrants exercisable into 3,000,000 shares of the Company’s common stock to be issued on the funding date of the initial $30 million funding (the “Initial Warrants”). The per share exercise price for the Initial Warrants will be equal to the lower of (i) the 10-day volume weighted average price (the “10-day VWAP”) ending on the business day immediately preceding the funding date of initial loan and (ii) the per share public offering price of the Company’s shares of common stock issued in connection with the required equity raise. In addition to the Initial Warrants, additional warrants will become exercisable into 1,000,000 shares of the Company’s common stock concurrently with the borrowing of each additional $10 million term loan funding. The per share exercise price for the additional warrants will be equal to the lower of (i) the Initial Warrant exercise price or (ii) the 10-dayVWAP ending on the business day immediately preceding the funding date of each funding date. Each warrant will be exercisable, in whole or in part, until the 10th anniversary of the applicable date of issuance, subject to certain expiration events as set described in the warrants.

Additional details of the loan agreement will be filed with the Securities and Exchange Commission on a Current Report on Form 8-K.

About Perceptive Advisors

Founded in 1999, Perceptive Advisors is a leading healthcare focused investment firm with approximately $9.5 billion of regulatory assets under management. Since inception, Perceptive Advisors has focused on supporting progress in the life sciences industry by identifying opportunities and directing financial resources toward the most promising technologies in modern healthcare. For more information about Perceptive, visit www.perceptivelife.com.

About Biodesix

Biodesix is a leading data-driven diagnostic solutions company with a focus in lung disease. The Company develops diagnostic tests addressing important clinical questions by combining multi-omics through the power of artificial intelligence. Biodesix offers five Medicare-covered tests for patients with lung diseases. The blood based Nodify Lung® nodule risk assessment testing strategy, consisting of the NodifyXL2® and the Nodify CDT® tests, evaluates the risk of malignancy in incidental pulmonary nodules, enabling physicians to better triage patients to the most appropriate course of action. The blood based IQLung™ strategy for lung cancer patients integrates the GeneStrat® ddPCR™ test, the GeneStrat NGS™ test and the VeriStrat® test to support treatment decisions across all stages of lung cancer with results in an average of 36-72 hours, expediting time to treatment. Biodesix also leverages the proprietary and advanced Diagnostic Cortex® AI (Artificial Intelligence) platform, to collaborate with many of the world’s leading biotechnology and pharmaceutical companies to solve complex diagnostic challenges in lung disease. For more information about Biodesix, visit biodesix.com.

Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” “opportunity,” “goals,” or “should,” and similar expressions are intended to identify forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Biodesix has based these forward-looking statements largely on its current expectations and projections about future events and trends. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions. Forward-looking statements may include information concerning the impact of the COVID-19 pandemic on Biodesix and its operations, its possible or assumed future results of operations, including descriptions of its revenues, profitability, outlook, and overall business strategy, as well as statements relating to the Company’s plans to consummate its proposed public offering, the size of the offering and its intended use of the net proceeds therefrom. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. The Company's ability to continue as a going concern could cause actual results to differ materially from those contemplated in this press release and additionally, other factors that could cause actual results to differ materially from those contemplated in this press release can be found in the Risk Factors section of Biodesix’s most recent annual report on Form 10-K, filed

March 14, 2022 or subsequent quarterly reports on Form 10-Q during 2022, if applicable. Biodesix undertakes no obligation to revise or publicly release the results of any revision to such forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contacts:

Media:

Robin Harper Cowie

robin.cowie@biodesix.com

(720) 509-8841

Investors:

Chris Brinzey

chris.brinzey@westwicke.com

(339) 970-2843